UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E
Wall, NJ 07719
(Address of principal executive offices)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2023, Cameron E. Williams was appointed to serve on the Board of Directors (the “Board) of BIO-key International, Inc. (the “Company”). Mr. Williams has been appointed to serve on the Audit Committee of the Board.

Mr. Williams has over forty years of financial and executive management experience. Since 2014, he has served as the principal of CEW Advisory Services, a consulting firm he founded which provides strategic planning and related services to the consumer lending industry. He previously founded CEW Solutions which provided fraud investigation services to insurance companies, law firms, and third-party administrators. From 2007 to 2009, Mr. Williams served as COO of Asta Funding, Inc., a publicly traded diversified financial services company where he was responsible for the sourcing and financial analysis of distressed consumer assets. From 1998 to 2007, Mr. Williams served as President of Popular Financial Holdings, an affiliate of Popular, Inc., a $36 billion banking organization. Mr. Williams began his career in the banking industry holding financial management positions with Security Pacific Financial Services, BankAmerica Financial, Inc., and Security Pacific Financial Services System, Inc. Mr. Williams earned a Bachelor’s in Accounting and completed graduate coursework at San Diego State University.

Mr. Williams’ extensive financial and executive management experience in a variety of industries strengthens the Board’s collective qualifications, skills, and experience.

There are no arrangements or understandings between Mr. Williams and any other person pursuant to which Mr. Williams was selected as a director of the Company.

There are no transactions between Mr. Williams and the Company or any of its subsidiaries that would be required to be reported under applicable rules of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: June 2, 2023
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer